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                                                         Exhibit 10.49


                                           April 2, 1997

Mr. Jose Ofman
17620 Harbord Oaks Circle
Dallas, TX 75252

            Re:  Amendment of Letter Agreement
                 Effective March 7, 1997
                 --------------------------------


Dear Jose:


    This letter amends paragraph 3(b) of the employment letter agreement effective March 7, 1997 between Wang Laboratories, Inc. ("Wang") and you relative to your employment (the "Employment Letter") to provide that the strike price of the options to purchase Wang common stock referred to therein will be $18.25 per share, the closing price on NASDAQ of Wang's common stock on March 26, 1997, the date they were granted to you.

    The Employment Letter is hereby ratified and confirmed, except as expressly modified herein.

                                         WANG LABORATORIES, INC.

                                         /s/ Albert A. Notini
                                         -----------------------------
                                         Albert A. Notini

Agreed to:

/s/ Jose Ofman
----------------------
Jose Ofman